POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Drue Jennings, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 6th day of February, 1995.


                                   /s/David L. Bodde


STATE OF MISSOURI   )
                    )    ss
COUNTY OF JACKSON   )


     On this 6th day of February, 1995, before me the undersigned, a Notary Public, personally appeared David L. Bodde, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.


                                   /s/Jacquetta L. Hartman
                                      Notary Public for State of
                                      Missouri, Ray County

My Commission Expires:

April 8, 1996

                        POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Drue Jennings, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 7th day of February, 1995.


                                   /s/William H. Clark


STATE OF MISSOURI   )
                    )    ss
COUNTY OF JACKSON   )


     On this 7th day of February, 1995, before me the undersigned, a Notary Public, personally appeared William H. Clark, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.


                                   /s/Jacquetta L. Hartman
                                      Notary Public for State of
                                      Missouri, Ray County

My Commission Expires:

April 8, 1996

                        POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Drue Jennings, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 7th day of February, 1995.


                                   /s/Robert J. Dineen


STATE OF MISSOURI   )
                    )    ss
COUNTY OF JACKSON   )


     On this 7th day of February, 1995, before me the undersigned, a Notary Public, personally appeared Robert J. Dineen, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.


                                   /s/Jacquetta L. Hartman
                                      Notary Public for State of
                                      Missouri, Ray County

My Commission Expires:

April 8, 1996

                        POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Drue Jennings, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 7th day of February, 1995.


                                   /s/Arthur J. Doyle


STATE OF MISSOURI   )
                    )    ss
COUNTY OF JACKSON   )


     On this 7th day of February, 1995, before me the undersigned, a Notary Public, personally appeared Arthur J. Doyle, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.


                                   /s/Jacquetta L. Hartman
                                      Notary Public for State of
                                      Missouri, Ray County

My Commission Expires:

April 8, 1996

                        POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Drue Jennings, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 7th day of February, 1995.


                                   /s/W. Thomas Grant II



STATE OF MISSOURI   )
                    )    ss
COUNTY OF JACKSON   )


     On this 7th day of February, 1995, before me the undersigned, a Notary Public, personally appeared W. Thomas Grant II, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.


                                   /s/Jacquetta L. Hartman
                                      Notary Public for State of
                                      Missouri, Ray County

My Commission Expires:

April 8, 1996

                        POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Drue Jennings, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 7th day of February, 1995.


                                   /s/George E. Nettels, Jr.



STATE OF MISSOURI   )
                    )    ss
COUNTY OF JACKSON   )


     On this 7th day of February, 1995, before me the undersigned, a Notary Public, personally appeared George E. Nettels, Jr., to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.


                                   /s/Jacquetta L. Hartman
                                      Notary Public for State of
                                      Missouri, Ray County

My Commission Expires:

April 8, 1996

                        POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Drue Jennings, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 7th day of February, 1995.


                                   /s/Linda H. Talbott

STATE OF MISSOURI   )
                    )    ss
COUNTY OF JACKSON   )


     On this 7th day of February, 1995, before me the undersigned, a Notary Public, personally appeared Linda H. Talbott, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.


                                   /s/Jacquetta L. Hartman
                                      Notary Public for State of
                                      Missouri, Ray County

My Commission Expires:

April 8, 1996

                        POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Drue Jennings, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 7th day of February, 1995.


                                   /s/Robert H. West


STATE OF MISSOURI   )
                    )    ss
COUNTY OF JACKSON   )


     On this 7th day of February, 1995, before me the undersigned, a Notary Public, personally appeared Robert H. West, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.


                                   /s/Jacquetta L. Hartman
                                      Notary Public for State of
                                      Missouri, Ray County

My Commission Expires:

April 8, 1996